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          AMENDMENT NO. 1 TO AMENDED AND RESTATED INTERNET SERVICE PROVIDER
                           NAVIGATOR DISTRIBUTION AGREEMENT

This Amendment No. 1 (the "Amendment") is entered into by and between Netscape Communications Corporation, a Delaware corporation, with principal offices at 501 E. Middlefield Road, Mountain View, California 94043 ("Netscape"), and EarthLink Network, Inc., a Delaware corporation with a usual place of business at 3100 New York Drive, Pasadena, California 91107 ("NSP") and effective as of the date of execution by Netscape ("Effective Date").

WHEREAS, the parties have entered into an Amended and Restated Internet Service Provider Navigator Distribution Agreement effective May 31, 1996 (the "Agreement"); and

WHEREAS, the parties wish to modify and supplement the provisions of such Agreement;

NOW, THEREFORE, the parties, in consideration of the terms and conditions herein, agree as follows:

1. The "TERRITORY" set forth on the cover sheet shall be amended to read, in its entirety, as follows: "All countries where NSP may legally distribute the software to be distributed under this Agreement."

2. Capitalized terms defined in the Agreement shall have the same meaning in this Amendment as in the Agreement.

3. Except as explicitly modified, all terms, conditions and provisions of the Agreement shall continue in full force and effect.

4. In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

5. This Amendment and the Agreement constitute the entire and exclusive agreement between the parties with respect to this subject matter. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives, effective as of the Effective Date.

    NETSCAPE COMMUNICATIONS                     EARTHLINK NETWORK, INC.
         CORPORATION

By:/s/ Thomas Dicker                            By:/s/ Garry G. Betty
   -------------------------                       ---------------------------
        Signature                                         Signature

Name:   THOMAS DICKER                           Name: Garry Betty
     -----------------------                         -------------------------
                                                        Print or Type

Title: EXECUTIVE DIRECTOR                       Title: PRESIDENT
      ----------------------                         -------------------------

Date: 8/1/96
     -----------------------                   Date: July 23, 1996
                                                    ---------------------------

EarthLink Network, Inc.     REVIEWED BY
Amendment                   NETSCAPE LEGAL
CONFIDENTIAL
                            Initial DRM
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